Intangible assets, net - Schedule of Finite Lived Intangible Assets Future Amortization Expense (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021	$ 16,794
2022	16,652
2023	16,641
2024	6,445
2025	6,259
2026 and thereafter	19,822
Total	$ 82,613